UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2017

INBIT CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-209497	35-2517466
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

L9-02, Level 9, Brem Mall, Jalan Jambu Mawar, Off Jalan Kepong, 52000 Kuala Lumpur, Malaysia

(Address of principal executive offices)        (Zip Code)

(603) 6257 0088

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On February 22, 2017, Inbit Corp. (the “Company”) dismissed Michael Gillespie & Associates, PLLC (“MG”) as the Company’s independent registered public accounting firm. The decision to change the Company’s independent registered public accounting firm was the result of a request for proposal process in which the Audit Committee of the Company’s Board of Directors conducted a comprehensive, competitive process to select the independent registered public accounting firm, and which action was ratified by the Board of Directors.

The audit reports of MG on the financial statements of the Company for each of the two most recent fiscal years ended December 31, 2015 and December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2015 and December 31, 2014 and during the subsequent interim period from January 1, 2016 through February 21, 2017, (i) there were no disagreements with MG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to MG’s satisfaction, would have caused MG to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MG with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of MG’s letter dated February 22, 2017 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b) Engagement of New Independent Registered Public Accounting Firm.

On January 19, 2017, the Audit Committee engaged WELD ASIA ASSOCIATES (“WAA”) as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

During the two most recent fiscal years ended December 31, 2015 and December 31, 2014 and during the subsequent interim period from January 1, 2016 through February 21, 2017, neither the Company nor anyone on its behalf consulted WAA regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that WAA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a ”disagreement” or a ”reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit 16.1: Letter from Michael Gillespie & Associates, PLLC dated February 22, 2017 to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INBIT CORP.
(Registrant)

Date: February 27, 2017	By:	/s/ TAN CHEE HONG
	Name:	Tan Chee Hong
	Title:	Chief Executive Officer